UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

ALSET EHOME INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 14, 2021, Alset EHome International Inc. (the “Company”) filed an amendment (the “Amendment”) to its Third Amended and Restated Certificate of Incorporation, as amended, to increase the Company’s authorized share capital. The Amendment increased the Company’s authorized share capital to 250,000,000 common shares and 25,000,000 preferred shares, from 20,000,000 common shares and 5,000,000 preferred shares, respectively.

Item 8.01 Other Events

Effective upon the filing of the Amendment, the Company issued an entity owned by Chan Heng Fai, the Company’s Chairman and Chief Executive Officer, 6,380,000 shares of common stock upon the automatic conversion of all 6,380 outstanding shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”). The terms of the Series A Preferred Stock were described in the Company’s Current Report on Form 8-K filed on May 4, 2021.

Effective upon the filing of the Amendment, the Company issued Mr. Chan 2,132,000 shares of common stock upon the automatic conversion of all 2,132 outstanding shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The terms of the Series B Preferred Stock were described in the Company’s Current Report on Form 8-K filed on May 12, 2021.

Effective upon the filing of the Amendment, the Company issued Mr. Chan an aggregate of 9,163,966 shares of common stock upon the automatic conversion in full of four outstanding promissory notes. The terms of the Notes were described in the Company’s Current Report on Form 8-K filed on March 18, 2021.

Item 9.01 Financial Statements and Exhibits

Number	Description

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on June 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Date: June 17, 2021	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer